UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2012

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada, Suite 200	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

                                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On December 14, 2012, Tucows Inc. (the “Company”), through its wholly-owned subsidiary Tucows.com Co. (the “Borrower”), entered into an Amended and Restated Supplemental Agreement (the “Amended Agreement”), by and among the Borrower, Tucows (Delaware), Inc., the Company and the Bank of Montreal (the “Bank”), to memorialize the terms and conditions of the Offer Letter, dated November 19, 2012, between the Borrower and the Bank (the “Offer Letter”).  The Offer Letter, which amended the Borrower’s existing credit facility with the Bank (as amended, the “Amended Credit Facility”), and the terms of the Amended Credit Facility have been more fully described the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 21, 2012.

Also on December 14, 2012, in connection with the Amended Agreement, Ting Inc. (“Ting”), a wholly-owned subsidiary of the Company, entered into a Guaranty (the “Guaranty”) in favor of the Bank guaranteeing all of the obligations of the Borrower to the Bank, and a Security Agreement (the “Security Agreement”) in favor of the Bank granting a security interest to the Bank in all of the assets of Ting.

The foregoing summary of the Amended Credit Facility, including the Amended Agreement, the Guaranty, the Security Agreement and the Offer Letter, does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Amended Agreement, the Guaranty, the Security Agreement and the Offer Letter, which are included as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The description of the terms and conditions of Amended Credit Facility, including the Amended Agreement, the Guaranty, the Security Agreement and the Offer Letter, in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Supplemental Agreement, dated December 14, 2012, between Tucows.com co., Tucows (Delaware), Inc., Tucows Inc. and the Bank of Montreal.

10.2	Guaranty, dated December 14, 2012, by Ting Inc. in favor of the Bank of Montreal.

10.3	Security Agreement, dated December 14, 2012, by Ting Inc. in favor of the Bank of Montreal.

10.4
Offer Letter, dated November 19, 2012, between Tucows.com Co and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 21, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: December 20, 2012

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Supplemental Agreement, dated December 14, 2012, between Tucows.com co., Tucows (Delaware), Inc., Tucows Inc. and the Bank of Montreal.

10.2	Guaranty, dated December 14, 2012, by Ting Inc. in favor of the Bank of Montreal.

10.3	Security Agreement, dated December 14, 2012, by Ting Inc. in favor of the Bank of Montreal.

10.4
Offer Letter, dated November 19, 2012, between Tucows.com Co and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 21, 2012).